Exhibit 99.1

LRR Energy, L.P. December 2013 Wells Fargo Energy Symposium

This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Forward-looking statements in this presentation relate to, among other things, LRR Energy's expectations regarding future results, production volumes, lease operating expenses and capital expenditures. Actual results and future events could differ materially from those anticipated or implied in such statements. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2012 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Other than required under the securities laws, LRR Energy does not intend to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

LRR Energy Overview LRR Energy, L.P. Upstream MLP formed in November 2011 (NYSE: LRE) Develop, acquire and exploit mature oil and gas properties Diversified portfolio of stable, long-lived assets with a significant development inventory Growth strategy supported by multiple acquisition sources Experienced team with proven operational and acquisition track record Conservative financial strategy – strong balance sheet, active hedge program, distribution coverage Market Valuation (2) 31.7 MMBoe proved reserves 84% proved developed Q3 2013 production: 6,609 Boe/d Reserve life: 13.2 years Equity Market Cap: $424 MM Net Debt: $240 MM Enterprise Value: $664 MM Current Yield: 12.1% Key Statistics (1) Reserves based on Third Party estimates using 12/31/12 SEC Pricing for LRE Base Properties and January Acquisition and 2/19/13 Strip Pricing for April Acquisition Market data based on 12/5/13 unit price of $16.18. Enterprise Value assumes 9/30/13 balance sheet pro forma for subsequent repayments as of 10/31/13

Recent Developments Strong Q3 2013 operational and financial results Production of 6,609 Boe/d EBITDA of $21.5 MM Total distribution coverage of 1.10x Common distribution coverage of 1.48x Q3 2013 distribution of $0.4875 per unit $1.95 per unit annualized 5th consecutive quarterly distribution increase LRR Energy, L.P.

Property Summary LRR Energy, L.P. Reserves based on Third Party Runs using 12/31/12 SEC Pricing for LRE Base Properties and January acquisition and 2/19/13 Strip Pricing for April Acquisition Permian Basin Mid-Continent Q3 2013 Production (Boe/d) 3,549 Proved Reserves (MMBoe) (1) 17.0 % Proved Developed 76% % Liquids 71% Total Proved Reserve Life (R/P) 13.1 Gulf Coast LRE Total Q3 2013 Production (Boe/d) 1,138 Proved Reserves (MMBoe) (1) 3.3 % Proved Developed 100% % Liquids 30% Total Proved Reserve Life (R/P) 7.8 Q3 2013 Production (Boe/d) 1,922 Proved Reserves (MMBoe) (1) 11.4 % Proved Developed 92% % Liquids 24% Total Proved Reserve Life (R/P) 16.3 Q3 2013 Production (Boe/d) 6,609 Proved reserves (MMBoe) (1) 31.7 % proved Developed 84% % Liquids 50% Total Proved Reserve Life (R/P) 13.2

Quality Assets Low Risk, Mature Assets Focused Portfolio Control Development Low-Cost Operator Developmental Inventory Shallow production decline 84% proved developed reserves 13.2 reserve life Focused operations Well, commodity and geographic diversification Three operating areas with scale Operate 84% of proved reserves Nearly all acreage is held by production Control project selection, timing and costs All major fields in primary production Q3 2013 field level cash costs of $13.88/Boe(1) Low-risk, balanced proved inventory – 447 total projects 207 gross development projects 240 gross drilling locations LRR Energy, L.P. Note: Pro forma for both the January and April 2013 acquisitions Q3 2013 field level cash cost per Boe based on expenses of $8.439 million divided by 608 MBoe. Expenses include Lease Operating Expenses of $6.005 million, and Production and Ad Valorem Taxes of $2.434 million

Permian Basin Region Key fields: Red Lake, Pecos Slope, Corral Canyon Proved reserves(1): 17.0 MMBoe (54% of total) Production: 3,549 Boe/d (54% of total) 636 gross (519 net) producing wells LRE operates 94% of proved reserves 152,000 gross (124,000 net) acres 147 gross development projects and 170 gross drilling locations 2013 Capex of $31 MM (91% of total budget) LRR Energy, L.P. Reserves based on Third Party Runs using 12/31/12 SEC Pricing PROVED RESERVES(1) (by Commodity) Oil 55% Gas 29% NGLs 16%

 Red Lake Field Red Lake Field Oil-weighted field in Eddy County, NM Formations: Yeso and San Andres, 2,000-5,000 feet 34% of total proved reserves(1) and 35% of total production 198 gross (169 net) producing wells LRE operated 118 gross development projects and 119 gross drilling locations 10 acre spacing; 5 acre potential 2013 Capex of $28.1 MM Drill 26 wells, $18.9 MM Capex 70 MBoe EUR per well, 30-50% IRR Complete/recomplete 29 wells, $8.7 MM Capex 25 MBoe EUR per project, +100% IRR LRR Energy, L.P. Reserves based on Third Party Runs using 12/31/12 SEC Pricing PROVED RESERVES(1) (by Commodity) Oil 62% Gas 17% NGLs 21%

Mid-Continent and Gulf Coast Regions Mid-Continent Overview Key fields: Potato Hills, East Velma, Putnam Proved reserves(1): 11.4 MMBoe (36%) Production: 1,922 Boe/d (29%) 148,000 gross (80,000 net) acres LRE operates 67% of proved reserves 50 gross development projects and 68 gross drilling locations Gulf Coast Overview Key fields: New Years Ridge, GW-Stratton Proved reserves(1): 3.3 MMBoe (10%) Production: 1,138 Boe/d (17%) 15,500 gross (12,000 net) acres LRE operates 90% of proved reserves 10 gross development projects and 2 gross drilling location LRR Energy, L.P. PROVED RESERVES(1) (by Commodity) PROVED RESERVES(1) (by Commodity) Oil 20% Gas 77% NGLs 3% Oil 7% Gas 70% NGLs 23% Reserves based on Third Party Runs using 12/31/12 SEC Pricing for LRE Base Properties and January Acquisition and 2/19/13 Strip Pricing for April Acquisition

Oil-weighted capital budget of $34 MM $28.1 MM allocated to the Red Lake field 42 drill wells, including 26 Red Lake drill wells 32 recompletes / workovers, including 29 Red Lake recompletes / workovers 1 waterflood expansion at April Acquisition 18 non-production projects, including 1 SWD project, 1 compression project, and 16 P&A projects 2013 Capital Budget LRR Energy, L.P. Area Project Note: Drill well count includes deepenings Non - Production 6% Drilling 66% Recompletes & Other 28% Permian 91% Mid - Continent 8% Gulf Coast 1%

LRR Energy, L.P. Significant Growth Potential – Multiple Acquisition Sources 3 drop-down deals since IPO ~$125 MM 33.7 MMBoe of proved reserves(1) ~$1.6 BN of current acquisition capacity Strategy includes future LRR funds ~$4.0 BN of private capital commitments Potential asset acquisitions from portfolio companies Attractive market conditions Producers continue to fund shale growth with conventional asset sales Drop-downs from Lime Rock Resources Joint Bids with Lime Rock Resources Acquisitions from Lime Rock Partners Acquisitions from Third Parties Expands LRE acquisition universe Supports ultimate drop-down strategy 17 major acquisitions since 2006 for ~$1.3 BN Estimated proved reserves as of 12/31/12 pro forma for completed January 2013 and April 2013 dropdown transactions to LRE

LRR Energy, L.P. Lime Rock Resources Overview LRR / LRE Operating Areas LRR / LRE Annualized Revenue (1) Formed in 2005, currently manages three funds Acquires, operates, and exploits lower-risk oil and gas properties in the U.S. Potential assets for future dropdowns Fund I Owns 32.7% of L.P. units 78.4% are subordinated units Fund II Permian and Mid-Continent assets 30.1 MMBoe of Proved Reserves 86% oil / liquids ~6,000 Boe/d Production Fund III recently closed with over $750 MM of committed equity capital Lime Rock Resources II LRE Annualized nine months ended 9/30/13. Revenue excludes hedge gains and losses during the period $112 $191 $0 $40 $80 $120 $160 $200 $240 LRR Energy Lime Rock Resources $MM 24% Gas 76% Liquids 5% Gas 95% Liquids

Conservative Financial Strategy Strong balance sheet commitment Target debt/Adjusted EBITDA of <3.0x Maintain adequate liquidity Fund acquisitions with prudent leverage Long-term financing plan 40%-50% debt 50%-60% equity LRR Energy, L.P. Market data based on 12/5/13 unit price of $16.18 Enterprise Value equals Equity Market Capitalization plus Total Debt less Cash Annualized Q3 2013 EBITDA of $21.5 million As of September 30, 2013 ($ in thousands) Cash & Equivalents $5,301 Senior Credit Facility $195,000 2nd Lien Term Loan $50,000 Total Debt $245,000 Equity Market Capitalization (1) $423,769 Enterprise Value (2) $663,468 Senior Credit Facility Borrowing Base $250,000 Liquidity $60,301 Annualized Adjusted EBITDA (3) $86,184 Total Debt / Annualized Adjusted EBITDA 2.8x Total Debt / Enterprise Value 37%

Active Hedge Program Hedging strategy includes commodity, regional oil and gas basis and interest rates Mitigates commodity price volatility and rising interest rates Protects cash flow, distributions, borrowing base and capital program General commodity hedge target of 65%-85% of estimated PDP production for a rolling 3-5 year period Over 99% of instruments are cost-less swaps Corresponding percent of gas basis hedges Hedge at time of acquisitions and opportunistically add hedges over time Current hedge position Commodity and gas basis substantially hedged through 2017 Swapped $220 MM of debt from floating to fixed rate through Q1 2017 LRR Energy, L.P.

Hedge Portfolio ~85% of current PDP is hedged through 2017 Assuming flat production(1), total production is hedged 94% in 2013, 82% in 2014, 63% in 2015, 55% in 2016 and 44% in 2017 Average prices: $5.06 per MMBtu, $92.50 per oil barrel and $35.35 per NGL barrel Natural Gas Hedges NGL Hedges Crude Oil Hedges Note: Hedge prices based on weighted-average of swap prices and put strike prices Assumes production through 2017 remains constant at 6,450 Boe/d and production mix of gas 52%, oil 36% and NGL 12% LRR Energy, L.P. ($/Bbl) 2013 2014 2015 2016 2017 Hedged Price $42.00 $34.11 $34.50 NA NA 0 60 120 180 240 300 4Q 2013 2014 2015 2016 2017 Production (MBbl) Hedged Volumes Production 74% 65% 52% ($/Bbl) 2013 2014 2015 2016 2017 Hedged Price $95.76 $95.76 $94.72 $86.02 $85.75 0 180 360 540 720 900 4Q 2013 2014 2015 2016 2017 Production (MBbl) Hedged Volumes Production 89% 85% 47% 50% 23%

Significant Total Return Potential Annual distribution of $1.95 per unit Current yield of 12.1% Substantial tax shield 100% shield on 2012 income >70% shield estimated through 2015 Opportunity for price appreciation 24% appreciation, assuming LRE trades in line with E&P MLP peers Implied unit price of $20.04 LRR Energy, L.P. Current Yield Comparison(1) Comparable yields based on December 2013 data 12.1% 9.7% 5.2% 3.8% 2.9% 1.9% 0% 5% 10% 15% LRE E&P MLPs Alerian Index REIT Index 10-yr Treasury S&P 500 Annual Yield

Investment Highlights Quality Assets Stable, low-risk and predictable properties Operated, primary production and low cost asset portfolio Large internal project inventory Significant Growth Potential Potential acquisitions from Lime Rock Resources and Partners Joint acquisitions with Lime Rock Resources Third party acquisitions Proven Management Team Acquisition, operational and exploitation track record Comprehensive Hedging Program Attractive Valuation Significant total return potential LRR Energy, L.P.

Appendix

Lime Rock Management "Lime Rock" Lime Rock Overview LRR Energy, L.P. Formed in 2005 Consists of three funds ~$1.3 BN invested in 17 major acquisitions ~$1.6 BN of additional acquisition capacity 33.7 MMBoe of proved reserves(1) Owns 33% of LRE's LP interests Mature producing oil and natural gas properties 31.7 MMBoe of proved reserves(2) Three operating regions ~$4.0 BN of private capital commitments Consists of six funds Founded in 1998 ~$5.5 BN of private capital commitments LRR Energy, L.P. "LRE" Lime Rock Resources "LRR" Lime Rock Partners "LRP" Estimated proved reserves as of 12/31/12 pro forma for completed January 2013 and April 2013 dropdown transactions to LRE Reserves based on Third Party Runs using 12/31/12 SEC Pricing for LRE Base Properties and January Acquisition and 2/19/13 Strip Pricing for April Acquisition

Lime Rock Management LP LRR Energy, L.P. (NYSE: LRE) LRE GP, LLC Incentive Distribution Rights Public Common Units Organization and Ownership Summary Lime Rock Resources ("LRR") Fund I Common Units Subordinated Units LRE Operating, LLC 100% Class A Member Interest 0.1% GP Interest 100% Interest 67.2% LP Interest 32.7% LP Interest Appendix

Management Team and Board of Directors Executive Leadership Non-Management Directors Appendix Jonathan Farber Townes Pressler, Jr. John Bailey Milton Carroll Robert O'Connell Managing Director of Lime Rock Partners Managing Director of Lime Rock Partners Independent Director Independent Director Independent Director Years of Name and Position Experience Select Prior Experience Eric Mullins Co-CEO and Chairman 23 Lime Rock Resources; Goldman Sachs (Managing Director) Charles Adcock Co-CEO and Director 37 Lime Rock Resources; Houston Exploration (Senior VP); Operational roles with various E&P companies Chris Butta VP and Chief Engineer 30 Lime Rock Resources; Miller and Lents, Ltd. (Senior VP); ARCO Oil and Gas Company (Operations/Analytical Engineer) Jaime Casas VP and CFO 17 Laredo Energy (CFO); Credit Suisse (Director); Donaldson, Lufkin & Jenrette; Accenture Tim Miller VP and COO 31 Lime Rock Resources; El Paso Corporation (VP, Texas Gulf Coast Division; Petro-Lewis Corporation (Petroleum Engineer)

Commodity Hedges Appendix Note: Portfolio as of 10/28/13 Hedge prices based on weighted-average of swap prices and put strike prices Current Hedge Position (Swaps & Puts) Q4 2013 2014 2015 2016 2017 NYMEX HH GAS Swaps Gas (MMBtu) 1,889,315 6,077,016 5,500,236 5,433,888 5,045,760 Wt Avg Price $5.13 $5.53 $5.72 $4.29 $4.61 Puts Gas (MMBtu) 29,265 Strike Price $3.00 Total (Swaps & Puts) Gas (MMBtu) 1,918,580 6,077,016 5,500,236 5,433,888 5,045,760 Wt Avg Price (1) $5.09 $5.53 $5.72 $4.29 $4.61 NYMEX WTI OIL Total (Swaps) Oil (Bbl) 189,210 723,634 420,381 397,488 198,744 Wt Avg Price (1) $95.76 $95.76 $94.72 $86.02 $85.75 NGLs Swaps NGLs (Bbl) 52,829 183,857 147,823 Wt Avg Price $42.00 $34.11 $34.50